                                                                  Exhibit 10.19

                               FIRST AMENDMENT TO LEASE

        This FIRST AMENDMENT TO LEASE (this "Amendment") is dated as of October 1, 1999 by and between Lincoln Plaza Limited Partnership, a Massachusetts limited partnership as lessor (the "LESSOR") and Silicon Valley Internet Partners, as lessee (the "LESSEE").

        WHEREAS, by a lease (the "Lease") dated as of May 2, 1997 LESSOR leased to LESSEE 20,000 square feet of space (the "Permanent Premises") located on the second (2nd) floor of the building located at 89 South Street, Boston, Massachusetts, (the "Building") and 8,470 square feet of space (the "Initial Premises") located on the sixth (6th) floor of the building located at 70-80 Lincoln Street, Boston, Massachusetts; and

        WHEREAS, LESSOR and LESSEE desire to amend the Lease (i) to reflect the fact that different Premises shall be substituted for the Initial Premises and shall be called the Substitute Initial Premises, and (ii) to make other changes to the Lease consequent thereto.

        NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Landlord and Tenant hereby agree as follows:

        1. BASIC DATA. Effective as of the Substitute Initial Premises Commencement Date (described in Paragraph 4 of this First Amendment to Lease), the below-listed definitions set forth in Section 1 of the Lease shall be deleted in their entirety, and the following definitions shall be substituted therefor:

                "Initial Premises Rentable Area: The Substitute Initial
                       Premises is agreed to be approximately 11,772 square feet located on the seventh (7th) floor of the Building.

                Initial Premises Basic Rent: The Substitute Initial Premises
                       Basic Rent shall be at the rate of $150,093 ($12.75 per square foot of Premises Rentable Area) per annum as the same may be adjusted or abated.

                Initial Premises Commencement Date: The Substitute Initial
                       Premises Commencement Date shall be approximately October 18, 1997, upon substantial completion of LESSOR'S Work for the Substitute Initial Premises, not later than October 25, 1997.

                LESSOR'S Work for Initial Premises: LESSOR'S Work for
                       Substitute Initial Premises - as defined in Section 5 below.

                Initial Premises: Substitute Initial Premises: A portion of the Property shown as Exhibit A1 attached hereto."

        2. ADDITIONAL DEFINITIONS; BASIC RENT; ADDITIONAL RENT; UTILITIES Effective as of the Substitute Initial Premises Commencement Date,: a)
Section 2B of the Lease shall be deleted in its entirety and the following shall be substituted therefor:



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                "B) SUBSTITUTE INITIAL PREMISES (from the Substitute Initial
                       Premises Commencement Date to the day before the Permanent Premises Commencement Date.) A portion of the building owned by LESSOR consisting of approximately 11,772 square feet of rentable area on the seventh floor of the Building and substantially known as Suite 701 on the plan attached hereto as Exhibit A1 (the "Substitute Initial Premises") together with the right to use in common, with other entitled thereto, the hallways, stairways, restrooms and elevators necessary for access to said Premises.

                If LESSOR subdivides the Substitute Initial Premises while LESSEE occupies the Substitute Initial Premises, LESSOR shall build a common corridor in accordance with Exhibit D2 and shall build two comparably sized conference rooms to these designated A and B on Exhibit D2, all such work to be performed on weekends or after 5:00 pm on weekdays.

                LESSOR shall not subdivide the Substitute Initial Premises prior to January 1, 1998."

        b) Section 4B) of the Lease shall be deleted in its entirety and the following shall be substituted therefor:

                The LESSEE shall pay to the LESSOR Rent at the rate of $150,093 per year, payable in advance on the first day of each month after the Substitute Initial Premises Commencement Date without deduction or set off in monthly installments of $12,507.75. If said date occurs other than on the first day of the month rent shall be equitably adjusted.

        c) Section 6.c and 7 of the Lease shall both be modified by adding after the words "Initial Premises" in each the phrase "or the Substitute Initial Premises".

        3. EXHIBITS. Effective as of the Substitute Initial Premises Commencement Date, Exhibit A (part A-1) and D shall be deleted from the Lease in their entirety and a new Exhibit A1 and D1 attached hereto shall be substituted therefore.

        4.  SUBSTITUTE INITIAL PREMISES COMMENCEMENT DATE

        The Substitute Initial Premises Commencement Date will be approximately October 18, 1997, upon substantial completion of LESSOR'S Work (which shall be paid for by LESSOR) for the Substitute Initial Premises as defined in Paragraph 5 below.

        5. CONDITION OF SUBSTITUTE INITIAL PREMISES Effective as of the date of this First Amendment to Lease, the final paragraph of Section 26 of the lease with the heading "Initial Premises" is hereby deleted and the following shall be substituted therefor.

            "Substitute Initial Premises:


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            Except as Otherwise provided in this Section, the Substitute
            Initial Premises are being delivered strictly in their condition "as is" and LESSEE acknowledges that it has inspected the same and found them satisfactory. LESSOR shall build space in accordance with the Plans and Specifications attached hereto as Exhibit D1."

        6. EFFECT OF THIS AMENDMENT. Except as specifically amended hereby, all provisions of the lease are hereby ratified and confirmed and remain in full force and effect.

        IN WITNESS WHEREOF, LESSOR and LESSEE have caused this Amendment to be duly executed, under seal, by persons hereunto duly authorized, in multiple copies, each to be considered an original hereof, as of the date set forth above.

                              LESSOR:
                              Lincoln Plaza Limited Partnership

                              By: L.P. Properties, Inc. - Its General Partner
                              By: Richard D. Cohen - Its President

                              By: /s/ Richard D. Cohen
                                  --------------------------------------------

                              LESSEE:
                              Silicon Valley Internet Partners

                              By: /s/ Signature Illegible
                                  ---------------------------------------------


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                                   EXHIBIT A
                                [CHART OMITTED]

                                   Exhibit D1

- Demo wall by main entry and mail counter in training room.

- Relocate refrigerator, dishwasher, coffee filter

- Provide 10 circuits in the open area in the Southeast area of the space with outlets as per the attached diagram.

- Provide 3 circuits in the equipment room with outlets as per the attached diagram.

- Provide dedicated outlet for copier.

- Install door and frame in room next to training room.

- Provide reception desk at entry and cabinets by kitchen area.

- Move data T1 line

- Move voice T1 line

- Move UUNet service

- Move telephone lines (up to 8)

- Wiring and ports as per the attached diagram (including Lucent phone system).

- Clean carpets

- Move pool table

- Move furniture and equipment

- Provide shelving for copier room

- Install 11 white boards

- All perimeter doors to lock on same tenants key

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                                Exhibit D1, p2
                                [CHART OMITTED]

                                  Exhibit D2
                                [CHART OMITTED]
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PROPERTY NAME/#______________________________                           6-07

?? IT             []YES

                  []NO

??cribe split -----------
              -----------       710040
              -----------       LANDSCAPING CONTRACT
              -----------
              -----------       Includes all Interior and Exterior landscaping
              -----------
              -----------
              ASSUMPTIONS:

                        A.  Flowering plant program cost/month   --------------

                        B.  Weekly Maintenance                   --------------

                        C.  B x 52/12                            --------------

D. Exterior Landscaping (describe below)                         --------------

                        E.  Holiday (describe below)             --------------

                        F.  A + C + D + E                        --------------

                        Enter monthly amount below

                        Exterior Landscaping                     --------------

                        -------------------------------------------------------

                        Holiday ----------------------------------------

??3 Actual -----------------     ----------------------------------------------

??4 Actual -----------------     ----------------------------------------------
                                 1998 BUDGET
??5 Actual -----------------

??6 Actual -----------------

??7 Actual -----------------

                   JAN $ -------------             JUL $ --------------

                   FEB $ -------------             AUG $ --------------

                   MAR $ -------------             SEP $ --------------

                   APR $ -------------             OCT $ --------------

                   MAY $ -------------             NOV $ --------------

                   JUN $ -------------             DEC $ --------------

                                                 TOTAL   --------------

Information By     [] NY           [] BOSTON

PROPERTY NAME/#______________________________

?? IT             []YES

                  []NO

??be split -----------

           -----------       710050

square     -----------       BUILDING CLEANING

           -----------       Cost by cleaning contractor to clean the

                             buildings. Cost per foot should be based on

                             cleanable square feet - not rentable.

           -----------

           -----------

              ASSUMPTIONS:

                        Cleanable sq. ft.       --------------

                        Cost per square foot   --------------

                        Annual Cost (Jan)       --------------

                        Monthly Cost            --------------

                        *Remember to adjust for occupancy.

                                      1998 BUDGET

?? Actual -----------------

?? Actual -----------------

?? Actual -----------------

?? Actual -----------------

?? Forecast ---------------

                   JAN $ -------------             JUL $ --------------

                   FEB $ -------------             AUG $ --------------

                   MAR $ -------------             SEP $ --------------

                   APR $ -------------             OCT $ --------------

                   MAY $ -------------             NOV $ --------------

                   JUN $ -------------             DEC $ --------------

                                                 TOTAL   --------------

Information By     [] NY           [] BOSTON

PROPERTY NAME/#______________________________                           7-02

SPLIT             []YES

                  []NO

??cribe split    -----------       710020

                 -----------       SECURITY CONTRACT

                 -----------

                 -----------

                 -----------

                 -----------

                     ASSUMPTIONS:

                 A. #hours per week          --------------------------------

                 B. hourly rate              --------------------------------

                 C. A x B                    --------------------------------

                 D. x 52 weeks               --------------------------------

                 E. # holidays               --------------------------------

                 F. # hours/holidays         --------------------------------

                 G. holiday rate (1 1/2)     --------------------------------

                 H. E x F x G                --------------------------------

                 I. # vacation days          --------------------------------

                 J. # hours/vacation days    --------------------------------

                 K. I x J x B                --------------------------------

                 L. # Emergency days         --------------------------------

                 M. # hours/emer. days       --------------------------------

                 N. L x M x B                --------------------------------

                 O. Add D + H + K + N        --------------------------------

                 P. divide 0 / 12            --------------------------------

                 Q. Enter monthly amount below

Notes: I is for guard whom we employ. Include vacation, sick, personnel days and holidays we recognize which the guard service does not.

         ?? 93 Actual -----------------

         ?? 94 Actual -----------------

         ?? 95 Actual -----------------

         ?? 96 Actual -----------------

         ?? 97 Actual -----------------

         ?? 97 Forecast ---------------

                                      1998 BUDGET


    JAN $ -------------             JUL $ --------------

                   FEB $ -------------             AUG $ --------------

                   MAR $ -------------             SEP $ --------------

                   APR $ -------------             OCT $ --------------

                   MAY $ -------------             NOV $ --------------

                   JUN $ -------------             DEC $ --------------

                                                 TOTAL   --------------

Information By     [] NY           [] BOSTON